ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                  AUGUST 9, 1999
                      STRUCTURAL AND COLLATERAL TERM SHEET
                 $X,XXX,XXX,XXX (APPROXIMATE COLLATERAL BALANCE)
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C3


Approximate Securities Structure:

                                                        EXPECTED       EXPECTED
                                       APPROXIMATE       CREDIT        WEIGHTED        EXPECTED
                EXPECTED RATING       FACE/NOTIONAL      SUPPORT      AVERAGE LIFE     PAYMENT
CLASS (a)        MOODY'S/FITCH         AMOUNT (MM)      (% OF UPB)     (YEARS)(B)       WINDOW
-----------------------------------------------------------------------------------------------
Publicly Offered Classes





Privately Offered Classes (d)
--------------------------------------------------------------------------




      Total Securities:
--------------------------------------------------------------------------

(a) Classes ___ are expected to have a fixed pass-through rate. Classes ___ are expected to have a fixed pass-through rate subject to a cap equal to the weighted average Net Mortgage Pass-Through Rate. Classes ___ are expected to have a pass-through rate equal to the weighted average Net Mortgage Pass-Through Rate.

(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.

(c)  Notional amount on interest only class.

(d)  Not offered hereby..

KEY FEATURES:

Lead Managers:                  Deutsche Bank Securities
                                Goldman, Sachs & Co.
Mortgage Loan Sellers:          GMAC Commercial Mortgage Corporation
                                German American Capital Corporation
                                Goldman Sachs Mortgage Company
Master Servicer:                GMAC Commercial Mortgage Corporation
Special Servicer:               GMAC Commercial Mortgage Corporation
Trustee:                        Norwest Bank National Association
Launch:                         August 1999
Pricing:                        August 1999
Closing:                        August 1999
Cut-Off Date:                   August 1 and August 10, 1999
Distribution Date:              15th of each month, or following business
                                day (commencing September 1999)
Payment Delay:                  14 days
ERISA Eligible:                 TBD
SMMEA Eligible:                 TBD
Structure:                      Sequential pay
Day Count:                      30/360
Tax Treatment:                  REMIC
Rated Final Distribution Date:  TBD
Clean up Call:                  1.0%
Minimum Denominations:          Publicly Offered Classes: $25,000 & $1
Delivery:                       DTC

-------------------------------------------------------------------------------
COLLATERAL FACTS:
Initial Pool Balance:                                         $1,168,933,619
Number of Mortgage Loans:                                                144
Number of Mortgaged Properties:                                          183
Average Cut-Off Date Balance:                                     $8,117,595
Weighted Average Current Mortgage Rate:                               7.893%
Weighted Average U/W DSCR (a):                                         1.37x
Weighted Average Cut-Off Date LTV Ratio (a):                          68.96%
Weighted Average Remaining Term to Maturity (months):           118.3 months
Weighted Average Remaining Amortization Term (months):          342.5 months
Weighted Average Seasoning (months):                             2.58 months
CTL Loans as a % of Total                                              0.12%
Balloon Loans as % of Total (b):                                      99.88%
Single Largest Loan as % of Total:                                     6.84%
Five Largest Loans as % of Total:                                     22.73%
Ten Largest Loans as % of Total:                                      34.31%

(a) All DSCR and LTV information presented herein is generally calculated as though any related earnout reserve had been applied to reduce or defease the primary balance of the mortgage loan.

(b) Includes 29 ARD loans totaling $434 mm and 37.1% of the pool Cut-Off date balance.


TEN LARGEST LOANS OR SPONSORS

                            CURRENT
LOAN                        BALANCE   % BY UPB   LTV    DSCR  PROPERTY TYPE
-----------------------------------------------------------------------------
Biltmore Fashion Park      $80,000,000   6.84%   60.38%  1.43x Anchored
                                                               Retail
Prime Outlets at Niagara    62,873,660   5.38    72.77   1.36  Anchored
Falls                                                          Retail
Equity Inns Portfolio       48,468,145   4.15    49.55   1.90  Lodging
One Colorado                42,649,122   3.65    72.29   1.25  Anchored
                                                               Retail
Comerica Bank Building      33,660,567   2.88    65.23   1.43  Office
120 Monument Circle         28,968,172   2.48    74.47   1.23  Office
125 Maiden Lane             28,500,000   2.44    73.83   1.31  Office
Texas Development           26,943,812   2.30    72.07   1.34  Multifamily
Portfolio
Sherman Plaza               26,000,000   2.22    68.42   1.24  Office
Alliance TP Portfolio       24,905,460   2.13    86.48   1.19  Multifamily
                          ------------  -----    -----   ----
TOTAL/WTD. AVG.           $401,051,592  34.31%   67.88%  1.41X
-----------------------------------------------------------------------------



SELECTED LOAN DATA:

                      NUMBER OF                CUT-OFF DATE BALANCE
 GEOGRAPHIC           MORTGAGED    -----------------------------------------
 DISTRIBUTION        PROPERTIES     (MM)      % BY UPB      WTD. AVG. DSCR
----------------------------------------------------------------------------
 California               33       $257.7        22.0%            1.34x
 Texas                    33        174.2        14.9             1.36
 New York                 13        140.3        12.0             1.34
 Arizona                   7        106.2         9.1             1.47
 Indiana                   5         68.7         5.9             1.29
 Other (a)                92        421.9        36.1             1.38
 TOTAL/WTD. AVG.         183     $1,168.9       100.0%            1.37X
----------------------------------------------------------------------------


 PROPERTY TYPE
----------------------------------------------------------------------------
 Retail (b)               35        $354.2      30.3%             1.36x
 Office                   36         322.2      27.6              1.33
 Multifamily              60         272.9      23.4              1.28
 Lodging                  25         105.9       9.1              1.65
 Industrial               21          99.2       8.5              1.42
 Mobil Home Park           2           4.4       0.4              1.40
 Special Purpose           1           3.9       0.3              1.26
 Self Storage              1           3.2       0.3              2.17
 Mixed Use                 2           3.1       0.3              1.42
 TOTAL/WTD. AVG.         183      $1,168.9     100.0%             1.37X
----------------------------------------------------------------------------

 PREPAYMENT RESTRICTIONS
--------------------------------------------------------------------------
 Defeasance             141       1,119.5      95.77%             1.36x
 greater than
    YM or 1% UPB          2          38.6       3.30              1.43
 greater than
    YM or 1% &            1          10.8       0.93              1.90
 Defeasance
 TOTAL/WTD. AVG.        144       1,168.9     100.00%             1.37X
----------------------------------------------------------------------------

(a)  Includes 30 states.

(b) 19 properties representing 24.78% of the Aggregate Cut-Off Date Balance are Anchored Retail properties; 16 properties representing 5.52% of the Aggregate Cut-Off Date Balance are Unanchored Retail properties.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       Prepayment Restriction Assuming No Prepayment of Principal (a) (b)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Prepayment            June    June    June    June     June    June    June    June     June   June
Restrictions          1999    2000    2001    2002     2003    2004    2005    2006     2007   2008
--------------------------------------------------------------------------------------------------------
Locked out
--------------------------------------------------------------------------------------------------------
Open
--------------------------------------------------------------------------------------------------------
Total
Number of Loans
UPB ($MM)
% of Initial UPB
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Prepayment            June    June    June    June     June    June    June    June     June   June
Restrictions          2009    2010    2011    2012     2013    2014    2015    2016     2017   2018
--------------------------------------------------------------------------------------------------------
Locked out
--------------------------------------------------------------------------------------------------------
Open
--------------------------------------------------------------------------------------------------------
Total
Number of Loans
UPB ($MM)
% of Initial UPB
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Table calculated using modeling assumptions.

(b)  Differences in totals may exist due to rounding.




-------------------------------------------------------------------------------
                              PREPAYMENT PROVISION
-------------------------------------------------------------------------------

                                                                                                  WEIGHTED       WEIGHTED
                                                                                                   AVERAGE        AVERAGE
                                                               PERCENTAGE OF                      REMAINING      REMAINING
 RANGE OF                       NUMBER OF                        AGGREGATE                         LOCKOUT        TERM TO
 REMAINING TERMS TO STATED      MORTGAGE     CUT-OFF DATE      CUT-OFF DATE    AVERAGE CUT-OFF      PERIOD        MATURITY
 MATURITY (MONTHS) (a)            LOANS        BALANCE            BALANCE        DATE BALANCE      (MONTHS)       (MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
 71 -  90                           2      $   17,288,038          1.48%          $8,644,019         32.0           82.9
 91 - 110                          16         139,534,578         11.94            8,720,911         34.4          105.0
111 - 120                         120         977,959,943         83.66            8,149,666         27.4          118.7
131 - 150                           1           1,800,000          0.15            1,800,000         24.0          132.0
171 - 190                           4          30,896,460          2.64            7,724,115         27.0          179.8
191 - 210                           1           1,454,598          0.12            1,454,598         24.0          199.0
                                  ---      --------------        ------           ----------         ----          -----
TOTAL / WTD. AVG:                 144      $1,168,933,619        100.00%          $8,117,595         28.3          118.3
                                  ===      ==============        ======           ==========         ====          =====

-------------------------------------------------------------------------------
(a) In the case of the ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of this calculation.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     DISTRIBUTION OF CUT-OFF DATE BALANCES
-------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                               AVERAGE     WEIGHTED
                                                        PERCENTAGE                               WEIGHTED     REMAINING     AVERAGE
                            NUMBER                       AGGREGATE                   WEIGHTED    AVERAGE       TERM TO      CUT-OFF
RANGE OF CUT-OFF DATE      MORTGAGE      CUT-OFF DATE  CUT-OFF DATE  AVERAGE CUT-OFF  AVERAGE    MORTGAGE      MATURITY    DATE LTV
BALANCES                     LOANS          BALANCE       BALANCE     DATE BALANCE      DSCR       RATE         (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
$   500,000 -   999,999         2      $    1,668,996       0.14%     $   834,498      1.53x      8.413%        119.0       73.10%
  1,000,000 - 1,999,999        23          35,973,213       3.08        1,564,053      1.40       7.824         119.9       68.15
  2,000,000 - 2,999,999        14          33,314,489       2.85        2,379,606      1.30       7.909         123.2       73.91
  3,000,000 - 3,999,999        22          74,439,616       6.37        3,383,619      1.35       7.989         117.4       70.87
  4,000,000 - 4,999,999        19          87,729,540       7.51        4,617,344      1.35       7.746         116.7       70.23
  5,000,000 - 5,999,999         6          33,962,696       2.91        5,660,449      1.25       7.984         119.2       76.76
  6,000,000 - 6,999,999        11          70,365,264       6.02        6,396,842      1.34       8.028         120.3       70.72
  7,000,000 - 7,999,999         9          66,392,462       5.68        7,376,940      1.33       8.033         117.3       66.38
  8,000,000 - 8,999,999         3          25,738,108       2.20        8,579,369      1.38       8.068         119.3       65.99
  9,000,000 - 9,999,999         4          37,395,415       3.20        9,348,854      1.41       7.831         131.4       71.75
10,000,000 - 11,999,999         7          75,209,227       6.43       10,744,175      1.44       7.950         110.9       68.33
12,000,000 - 13,999,999         4          51,414,379       4.40       12,853,595      1.34       7.992         133.8       69.05
14,000,000 - 16,999,999         5          74,715,521       6.39       14,943,104      1.38       8.152         114.9       70.45
17,000,000 - 19,999,999         2          35,381,949       3.03       17,690,974      1.23       7.808         117.5       72.55
20,000,000 - 24,999,999         4          89,086,612       7.62       22,271,653      1.29       7.556         115.7       70.41
25,000,000 - 49,999,999         7         233,272,473      19.96       33,324,639      1.42       7.987         116.9       66.74
50,000,000 - 80,000,000         2         142,873,660      12.22       71,436,830      1.40       7.647         118.1       65.83
                              ---      --------------     ------      -----------      ----       -----         -----       ------
TOTAL/WTD. AVG.               144      $1,168,933,619     100.00%     $ 8,117,595      1.37X      7.893%        118.3       68.96%
                              ===      ==============     ======      ===========      ====       =====         =====       =====



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE(a)
-------------------------------------------------------------------------------

                                                                                                        WEIGHTED
                                                                                                         AVERAGE     WEIGHTED
                                                 PERCENTAGE OF                             WEIGHTED     REMAINING     AVERAGE
                     NUMBER OF                     AGGREGATE                   WEIGHTED    AVERAGE       TERM TO      CUT-OFF
                     MORTGAGED     CUT-OFF DATE  CUT-OFF DATE  AVERAGE CUT-OFF  AVERAGE    MORTGAGE      MATURITY    DATE LTV
STATE               PROPERTIES        BALANCE       BALANCE     DATE BALANCE      DSCR       RATE         (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
California               33      $  257,687,228      22.04%        $7,808,704      1.34x      7.814%      117.0        68.51%
Texas                    33         174,242,968      14.91          5,280,090      1.36       8.004       121.2        71.79
New York                 13         140,280,193      12.00         10,790,784      1.34       7.860       118.0        67.07
Arizona                   7         106,178,494       9.08         15,168,356      1.47       7.779       119.0        60.00
Indiana                   5          68,668,711       5.87         13,733,742      1.29       7.698       109.0        75.32
Ohio                      7          48,997,396       4.19          6,999,628      1.38       8.086       134.2        70.79
Florida                  10          47,770,937       4.09          4,777,094      1.25       7.916       119.2        74.81
North Carolina            6          37,772,542       3.23          6,295,424      1.42       7.887       118.3        66.11
New Jersey               11          36,767,587       3.15          3,342,508      1.42       7.962       118.0        63.80
Mississippi               2          23,078,804       1.97         11,539,402      1.38       7.893       119.9        72.72
Missouri                  4          20,640,232       1.77          5,160,058      1.30       7.944       119.7        70.15
Michigan                  4          16,106,781       1.38          4,026,695      1.30       7.460       119.3        80.46
New Hampshire             1          15,961,012       1.37         15,961,012      1.28       8.529       117.0        72.55
Oklahoma                  4          14,095,606       1.21          3,523,901      1.40       7.750       118.6        77.38
Massachusetts             2          13,800,000       1.18          6,900,000      1.49       8.256       120.0        66.65
Colorado                  2          12,434,379       1.06          6,217,189      1.32       8.130       118.0        64.62
Virginia                  4          12,391,129       1.06          3,097,782      1.51       8.078       118.7        59.88
Pennsylvania              3          12,344,296       1.06          4,114,765      1.29       7.614       115.5        70.75
Illinois                  1          12,106,821       1.04         12,106,821      1.19       7.320       120.0        86.48
Tennessee                 4          11,512,870       0.98          2,878,218      1.73       7.956       113.2        57.39
South Carolina            1          11,200,000       0.96         11,200,000      1.40       8.750        84.0        70.44
Maryland                  3           9,778,118       0.84          3,259,373      1.31       8.089       130.8        71.61
Hawaii                    2           7,837,587       0.67          3,918,794      1.38       7.836       118.0        75.98
Georgia                   3           7,736,460       0.66          2,578,820      1.26       8.170       139.6        65.76
Minnesota                 2           6,605,239       0.57          3,302,620      1.55       7.704       114.4        61.07
Wisconsin                 1           6,088,038       0.52          6,088,038      1.45       8.250        81.0        70.79
Nevada                    1           5,940,000       0.51          5,940,000      1.25       8.110       120.0        78.16
Oregon                    1           5,290,545       0.45          5,290,545      1.90       8.370       119.0        49.55
Alabama                   1           4,897,430       0.42          4,897,430      1.24       8.050       119.0        79.63
Nebraska                  5           4,677,886       0.40            935,577      1.37       6.760       105.0        71.09
Connecticut               2           4,126,169       0.35          2,063,085      1.25       7.961       118.5        79.35
Kansas                    2           3,996,634       0.34          1,998,317      1.90       8.370       119.0        49.55
Delaware                  1           3,243,231       0.28          3,243,231      2.17       7.490       118.0        60.85
Idaho                     1           2,655,000       0.23          2,655,000      1.32       7.810       120.0        72.34
West Virginia             1           2,023,296       0.17          2,023,296      1.90       8.370       119.0        49.55
                        ---      --------------     ------         ----------      ----       -----       -----        -----
TOTAL/WTD. AVG.         183      $1,168,933,619     100.00%        $6,387,615      1.37X      7.893%      118.3        68.96%
                        ===      ==============     ======         ==========      ====       =====       =====        =====


(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans each of which is allocated a cut-off balance based on the allocated loan amount.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
-------------------------------------------------------------------------------


[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF A MAP OMITTED FOR THE PURPOSE OF EDGAR FILING.]


OR    0.45%
CA   22.04%
ID    0.23%
NV    0.51%
AZ    9.08%
HI    0.67%
CO    1.06%
NE    0.40%
KS    0.34%
OK    1.21%
TX   14.91%
MN    0.57%
MO    1.77%
WI    0.52%
IL    1.04%
MS    1.97%
MI    1.38%
IN    5.87%
OH    4.19%
TN    0.98%
AL    0.42%
WV    0.17%
GA    0.66%
FL    4.09%
NH    1.37%
NY   12.00%
PA    1.06%
VA    1.06%
NC    3.23%
SC    0.96%
MA    1.18%
CT    0.35%
NJ    3.15%
DE    0.28%
MD    0.84%


[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF A PIE CHART OMITTED FOR THE PURPOSE OF EDGAR FILING.]


California    22.04%
Texas         14.91%
New York      12.00%
Arizona        9.08%
Indiana        5.87%
Ohio           4.19%
Other(a)      31.90%




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


(a) Includes 29 States.



-------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
-------------------------------------------------------------------------------


Office         27.56%
Multi-family   23.35%
Lodging         9.06%
Industrial      8.48%
Other           1.25%
Retail:
 Anchored      24.78%
 Unanchored     5.52%
 Toal          30.30%





                                                        PERCENTAGE                               WEIGHTED     REMAINING     AVERAGE
                            NUMBER OF                     AGGREGATE                   WEIGHTED    AVERAGE       TERM TO      CUT-OFF
                            MORTGAGED     CUT-OFF DATE  CUT-OFF DATE  AVERAGE CUT-OFF  AVERAGE    MORTGAGE      MATURITY    DATE LTV
    PROPERTY TYPE           PROPERTIES      BALANCE       BALANCE     DATE BALANCE      DSCR       RATE         (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Retail
     Anchored                  19         $289,709,984      24.78%     $15,247,894      1.35x       7.888%       121.9      69.01%
     Unanchored                16           64,473,781       5.52        4,029,611      1.41        8.175        119.8      66.43
                              ---       --------------     ------      -----------      ----        -----        -----      -----
Retail Subtotal                35         $354,183,765      30.30%     $10,119,536      1.36x       7.941%       121.5      68.54%

Office                         36         $322,205,615      27.56%     $ 8,950,156      1.33x       7.794%       115.9      67.87
Multifamily                    60          272,896,934      23.35        4,548,282      1.28        7.630        118.8      76.22
Lodging                        25          105,918,234       9.06        4,236,729      1.65        8.498        113.0      58.98
Industrial                     21           99,170,997       8.48        4,722,428      1.42        8.128        118.8      64.96
Mobile Home Park                2            4,358,934       0.37        2,179,467      1.40        7.326        114.8      70.03
Special Purpose                 1            3,900,000       0.33        3,900,000      1.26        8.460        120.0      67.24
Self-Storage                    1            3,243,231       0.28        3,243,231      2.17        7.490        118.0      60.85
Mixed Use                       2            3,055,909       0.26        1,527,954      1.42        8.118        117.1      69.13
                              ---       --------------     ------      -----------      ----        -----        -----      -----
TOTAL/WTD. AVG.               183       $1,168,933,619     100.00%     $ 6,387,615      1.37X       7.893%       118.3      68.96%
                              ===       ==============     ======      ===========      ====        =====        =====      =====



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                                                                               AVERAGE     WEIGHTED
                                                       PERCENTAGE OF                             WEIGHTED     REMAINING    AVERAGE
RANGE OF DEBT               NUMBER OF                     AGGREGATE                   WEIGHTED    AVERAGE       TERM TO    CUT-OFF
SERVICE COVERAGE            MORTGAGE      CUT-OFF DATE  CUT-OFF DATE  AVERAGE CUT-OFF  AVERAGE    MORTGAGE      MATURITY   DATE LTV
RATIOS                       LOANS          BALANCE       BALANCE     DATE BALANCE      DSCR       RATE         (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.10                     1       $    1,454,598       0.12%     $ 1,454,598      1.01x      7.720%       199.0        83.12%
1.11 - 1.20                    15          130,347,430      11.15        8,689,829      1.20       7.808        119.5        76.44
1.21 - 1.30                    61          407,456,126      34.86        6,679,609      1.25       8.016        120.8        71.47
1.31 - 1.40                    26          263,436,549      22.54       10,132,175      1.35       7.737        114.4        72.35
1.41 - 1.50                    22          217,950,965      18.65        9,906,862      1.44       7.737        114.2        65.48
1.51 - 1.60                     6           28,404,063       2.43        4,734,010      1.58       7.828        118.5        61.50
1.61 - 1.70                     5           40,538,382       3.47        8,107,676      1.66       8.473        133.3        53.97
1.71 - 1.80                     2           11,034,135       0.94        5,517,067      1.78       7.651        118.7        60.91
1.81 - 1.90                     5           65,068,139       5.57       13,013,628      1.89       8.174        118.2        50.24
2.11 - 2.20                     1            3,243,231       0.28        3,243,231      2.17       7.490        118.0        60.85
                              ---       --------------     ------      -----------      ----       -----        -----        -----
TOTAL/WTD. AVG.               144       $1,168,933,619     100.00%     $ 8,117,595      1.37X      7.893%       118.3        68.96%
                              ===       ==============     ======      ===========      ====       =====        =====        =====



-------------------------------------------------------------------------------
        DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                                                                               AVERAGE     WEIGHTED
                                                       PERCENTAGE OF                             WEIGHTED     REMAINING    AVERAGE
                            NUMBER OF                     AGGREGATE                   WEIGHTED    AVERAGE       TERM TO    CUT-OFF
RANGE OF CUT-OFF DATE       MORTGAGE      CUT-OFF DATE  CUT-OFF DATE  AVERAGE CUT-OFF  AVERAGE    MORTGAGE      MATURITY   DATE LTV
LOAN TO VALUE RATIOS         LOANS          BALANCE       BALANCE     DATE BALANCE      DSCR       RATE         (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
30.1 - 50.0                    5        $   83,851,804      7.17%       $16,770,361      1.68x     8.204%        118.9      47.62%
50.1 - 60.0                   12            96,652,522      8.27          8,054,377      1.62      8.088         125.7      56.28
60.1 - 65.0                   14           138,659,816     11.86          9,904,273      1.39      7.834         118.7      61.75
65.1 - 70.0                   23           151,428,000     12.95          6,583,826      1.34      7.852         116.0      67.63
70.1 - 75.0                   54           462,557,396     39.57          8,565,878      1.31      7.898         117.4      72.72
75.1 - 80.0                   29           186,191,525     15.93          6,420,397      1.28      7.793         117.2      78.38
80.1 - 85.0                    6            24,687,096      2.11          4,114,516      1.22      7.890         123.2      80.68
85.1 - 90.0                    1            24,905,460      2.13         24,905,460      1.19      7.320         120.0      86.48
                             ---        --------------    ------        -----------      ----      -----         -----      -----
TOTAL/WTD. AVG.              144        $1,168,933,619    100.00%       $ 8,117,595      1.37X     7.893%        118.3      68.96%
                             ===        ==============    ======        ===========      ====      =====         =====      =====




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------



                                                                                                               WEIGHTED
                                                                                                               AVERAGE     WEIGHTED
                                                       PERCENTAGE OF                             WEIGHTED     REMAINING    AVERAGE
                            NUMBER OF                     AGGREGATE                   WEIGHTED    AVERAGE       TERM TO    CUT-OFF
RANGE OF                    MORTGAGE      CUT-OFF DATE  CUT-OFF DATE  AVERAGE CUT-OFF  AVERAGE    MORTGAGE      MATURITY   DATE LTV
MORTGAGE RATES               LOANS          BALANCE       BALANCE     DATE BALANCE      DSCR       RATE         (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
  6.5001 - 6.7500              2      $    6,657,054        0.57%     $ 3,328,527       1.46x     6.737%        108.0        60.53%
  6.7501 - 7.0000              4          36,206,587        3.10        9,051,647       1.33      6.916         104.9        74.83
  7.0001 - 7.2500             10          50,180,894        4.29        5,018,089       1.36      7.116         107.9        73.31
  7.2501 - 7.5000             13          99,773,633        8.54        7,674,895       1.30      7.380         117.7        75.68
  7.5001 - 7.7500             17         279,055,643       23.87       16,415,038       1.41      7.625         117.2        66.51
  7.7501 - 8.0000             27         192,884,625       16.50        7,143,875       1.31      7.902         117.4        69.52
  8.0001 - 8.2500             37         226,417,916       19.37        6,119,403       1.31      8.132         118.8        71.13
  8.2501 - 8.5000             22         203,180,363       17.38        9,235,471       1.45      8.355         122.7        64.47
  8.5001 - 8.7500             10          61,202,937        5.24        6,120,294       1.39      8.638         128.2        69.70
  8.7501 - 9.0000              2          13,373,967        1.14        6,686,983       1.46      8.818         119.7        61.98
                             ---      --------------      ------      -----------       ----      -----         -----         -----
 TOTAL/WTD. AVG.             144      $1,168,933,619      100.00%     $ 8,117,595       1.37X     7.893%        118.3         68.96%
                             ===      ==============      ======      ===========       ====      =====         =====         =====


-------------------------------------------------------------------------------
                DISTRIBUTION OF REMAINING AMORTIZATION TERMS (a)
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                                                                               AVERAGE     WEIGHTED
                                                       PERCENTAGE OF                             WEIGHTED     REMAINING    AVERAGE
RANGE OF REMAINING          NUMBER OF                     AGGREGATE                   WEIGHTED    AVERAGE       TERM TO    CUT-OFF
AMORTIZATION TERMS          MORTGAGE      CUT-OFF DATE  CUT-OFF DATE  AVERAGE CUT-OFF  AVERAGE    MORTGAGE      MATURITY   DATE LTV
(MONTHS)                     LOANS          BALANCE       BALANCE     DATE BALANCE      DSCR       RATE         (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
      Interest Only             1       $   10,875,000     0.93%       $10,875,000      1.90x      7.540%        120.0     52.28%
        191 - 210               1            1,454,598     0.12          1,454,598      1.01       7.720         199.0     83.12
        211 - 230               1            3,357,974     0.29          3,357,974      1.21       7.060         110.0     72.21
        231 - 250               2           17,241,845     1.48          8,620,923      1.35       8.098         162.3     65.04
        271 - 290               2            6,159,680     0.53          3,079,840      1.70       7.468         106.8     54.27
        291 - 310              26          165,409,162    14.15          6,361,891      1.55       8.265         114.3     61.97
        331 - 360             110          961,143,129    82.22          8,737,665      1.33       7.833         118.2     70.46
        361 - 376               1            3,292,230     0.28          3,292,230      1.36       8.500         115.0     74.57
                              ---       --------------   ------        -----------      ----       -----         -----     -----
TOTAL/WTD. AVG.               144       $1,168,933,619   100.00%       $ 8,117,595      1.37X      7.893%        118.3     68.96%
                              ===       ==============   ======        ===========      ====       =====         =====     =====



(a) 60 loans representing 35.53% of the Aggregate Cut-Off Date Balance accrue interest on an Actual/360 basis but have a monthly payment calculated on a 30/360 schedule. Accordingly, the actual amortization term is longer for these loans than the stated amortization term reflected in the table above.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                                                                               AVERAGE     WEIGHTED
                                                       PERCENTAGE OF                             WEIGHTED     REMAINING    AVERAGE
                            NUMBER OF                     AGGREGATE                   WEIGHTED    AVERAGE       TERM TO    CUT-OFF
RANGE OF ORIGINAL TERMS TO  MORTGAGE      CUT-OFF DATE  CUT-OFF DATE  AVERAGE CUT-OFF  AVERAGE    MORTGAGE      MATURITY   DATE LTV
MATURITY (MONTHS)             LOANS          BALANCE       BALANCE     DATE BALANCE      DSCR       RATE         (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
     83 -  83 months             1           6,088,038       0.52%     6,088,038        1.45x       8.250%        81.0      70.79%
     84 - 120 months           136       1,122,379,423      96.02      8,252,790        1.37        7.879        116.8      68.90
    121 - 180 months             6          39,011,559       3.34      6,501,927        1.35        8.236        165.5      69.85
    181 - 240 months             1           1,454,598       0.12      1,454,598        1.01        7.720        199.0      83.12
                               ---       -------------     ------      ---------        ----        -----        -----      -----
TOTAL/WTD. AVG.                144       1,168,933,619     100.00%     8,117,595        1.37X       7.893%       118.3      68.96%
                               ===       =============     ======      =========        ====        =====        =====      =====



--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                        PERCENTAGE                               WEIGHTED     REMAINING    AVERAGE
                            NUMBER OF                     AGGREGATE                   WEIGHTED    AVERAGE       TERM TO    CUT-OFF
RANGE OF ORIGINAL TERMS TO  MORTGAGE      CUT-OFF DATE  CUT-OFF DATE  AVERAGE CUT-OFF  AVERAGE    MORTGAGE      MATURITY   DATE LTV
MATURITY (MONTHS)             LOANS          BALANCE       BALANCE     DATE BALANCE      DSCR       RATE         (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
71 - 90                         2       $   17,288,038       1.48%     $8,644,019       1.42x      8.574%        82.9       70.56%
91 - 110                       16          139,534,578      11.94       8,720,911       1.38       7.247        105.0       71.23
111 - 120                     120          977,959,943      83.66       8,149,666       1.36       7.955        118.7       68.60
131 - 150                       1            1,800,000       0.15       1,800,000       1.30       8.125        132.0       72.00
171 - 190                       4           30,896,460       2.64       7,724,115       1.36       8.460        179.8       68.26
191 - 210                       1            1,454,598       0.12       1,454,598       1.01       7.720        199.0       83.12
                              ---       --------------     ------      ----------       ----       -----        -----       -----
TOTAL/WTD. AVG.               144       $1,168,933,619     100.00%     $8,117,595       1.37X      7.893%       118.3       68.96%
                              ===       ==============     ======      ==========       ====       =====        =====       =====

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION OF AMORTIZATION TYPES
----------------------------------------------------------------------------------------------------------------------------

                                                                                                     WEIGHTED      WEIGHTED
                                               PERCENTAGE OF   AVERAGE               WEIGHTED        AVERAGE        AVERAGE
                   NUMBER OF     CUT-OFF         AGGREGATE     CUT-OFF    WEIGHTED    AVERAGE    REMAINING TERM     CUT-OFF
                   MORTGAGE       DATE         CUT-OFF DATE      DATE      AVERAGE   MORTGAGE      TO MATURITY     DATE LTV
AMORTIZATION TYPE    LOANS       BALANCE          BALANCE      BALANCE      DSCR       RATE           (MOS)          RATIO
----------------------------------------------------------------------------------------------------------------------------
Balloon               114      $733,613,818        62.76%    $6,435,209     1.34x      7.952%         120.6          69.29%
Hyperamortizing        29       433,865,202        37.12     14,960,869     1.41       7.794          114.2          68.35
Fully Amortizing        1         1,454,598         0.12      1,454,598     1.01       7.720          199.0          83.12
                      ---    --------------       ------     ----------     ----       -----          -----          -----
TOTAL/WTD. AVG.       144    $1,168,933,619       100.00%    $8,117,595     1.37x      7.893%         118.3          68.96%
                   =========================================================================================================

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION OF PREPAYMENT PROVISIONS
----------------------------------------------------------------------------------------------------------------------------

                                                                                                     WEIGHTED      WEIGHTED
                                               PERCENTAGE OF   AVERAGE               WEIGHTED        AVERAGE        AVERAGE
                   NUMBER OF     CUT-OFF         AGGREGATE     CUT-OFF    WEIGHTED    AVERAGE    REMAINING TERM     CUT-OFF
PROVISION          MORTGAGE       DATE         CUT-OFF DATE      DATE      AVERAGE   MORTGAGE      TO MATURITY     DATE LTV
PREPAYMENT           LOANS       BALANCE          BALANCE      BALANCE      DSCR       RATE           (MOS)          RATIO
----------------------------------------------------------------------------------------------------------------------------
Defeasance            141    $1,119,478,585        95.77%    $7,939,564     1.36x      7.912%         118.7          69.27%
> of YM or 1% UPB       2        38,580,034         3.30     19,290,017     1.43       7.448          105.3          64.56
> of YM or 1%
  and Defeasance        1        10,875,000         0.93     10,875,000     1.90       7.540          120.0          52.28
                      ---    --------------       ------     ----------     ----       -----          -----          -----
TOTAL/WTD. AVG.       144    $1,168,933,619       100.00%    $8,117,595     1.37x      7.893%         118.3          68.96%
                   =========================================================================================================

----------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              BILTMORE FASHION PARK
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------
                              ORIGINAL                CUT-OFF DATE
                              --------                ------------
PRINCIPAL BALANCE (A):        $80,000,000             $80,000,000

% OF POOL BY UPB              6.84%

NOTE DATE:                    June 16, 1999

INTEREST RATE:                7.68%

AMORTIZATION:                 30 years

ARD DATE:                     7/10/09

BORROWER/SPONSOR:             The Borrower is a single purpose, bankruptcy
                              remote entity sponsored by the Taubman Realty
                              Group Limited Partnership, an affiliate of Taubman
                              Centers, Inc., a publicly traded Real Estate
                              Investment Trust (NYSE: TCO).

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

ADDITIONAL FINANCING:         The Borrower is permitted to incur up to
                              $3,000,000 of indebtedness that relates
                              solely to financing capital improvements, compliance with legal requirements, tenant improvements, leasing costs and equipment related to the Biltmore Fashion Park property, but only if that indebtedness remains unsecured or secured by capital leases.

CASH MANAGEMENT:              Soft Lockbox in place springing to a Hard
                              Lockbox at the ARD date or either upon an Event of Default or if the DSCR falls below
                              1.30x.

MONTHLY RESERVES:             All reserves are waived unless the Soft
                              Lockbox has converted to a Hard Lockbox.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Anchored Retail

LOCATION:                     Phoenix, Arizona

YEAR(S) BUILT / RENOVATED:    1963-1996 / 1999

THE COLLATERAL:               An outdoor, regional shopping mall
                              situated on 28.59 acres. The mall has a total of 550,949 square feet of gross leaseable area, of which 398,449 square feet serve as collateral for the Loan.
                              The mall is anchored by a Saks
                              Department Store and a Macy's Department
                              Store.  The building containing the
                              Macy's is not part of the collateral for the Loan.

PROPERTY MANAGEMENT:          Taubman Centers, Inc.

CURRENT OCCUPANCY (6/15/99):  96%

UNDERWRITTEN NET CASH FLOW:   $9,894,554

APPRAISED VALUE:              $132,500,000

APPRAISAL DATE:               May 5, 1999

CUT-OFF DATE LOAN/SF:         $145.20

CUT-OFF DATE LTV:             60.38%

ARD BALLOON LTV:              53.79%

UWNCF DSCR:                   1.43x
-------------------------------------------------------------------------------

THREE LARGEST TENANTS
---------------------

-------------------------------------------------------------------------------
                         SQUARE            PERCENTAGE OF          DATE OF
   TENANT            FOOTAGE LEASED    TOTAL LEASEABLE AREA   LEASE EXPIRATION
-------------------------------------------------------------------------------
Macy's (a)              152,500               27.68%             01/31/2013
-------------------------------------------------------------------------------
Saks Fifth Avenue        90,114               16.36%             10/31/2017
-------------------------------------------------------------------------------
pBorders Books           33,416                6.07%             01/31/2004
-------------------------------------------------------------------------------
(a) The Macy's building is not part of the collateral for the loan.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                         PRIME OUTLETS AT NIAGARA FALLS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------
                              ORIGINAL                CUT-OFF DATE
                              --------                ------------
PRINCIPAL BALANCE (A):        $63,000,000             $62,873,660

% OF POOL BY UPB              5.38%

NOTE DATE:                    April 27, 1999

INTEREST RATE:                7.60%

AMORTIZATION:                 30 years

ARD DATE:                     May 10, 2009

BORROWER/SPONSOR:             The Borrower is a single purpose, bankruptcy
                              remote entity affiliated with Prime Retail, Inc., a publicly traded Real Estate
                              Investment Trust (NYSE: PRT).

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

ADDITIONAL FINANCING:         None.

CASH MANAGEMENT:              Soft Lockbox in place springing to a Hard
                              Lockbox at the ARD Date or upon an Event of Default.

MONTHLY RESERVES:             TI/LC - $61,741
                              Replacement - $6,665
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Anchored Retail

LOCATION:                     Niagara Falls, New York

YEAR BUILT / RENOVATED:       1960,1983 - 1995 / 1996

THE COLLATERAL:               A partially enclosed, factory outlet
                              center located on 41.3 acres.  The
                              property has a total of 533,192 net
                              rentable square feet and also includes a food court. Diverse tenant mix includes
                              Old Navy, Saks Off Fifth Avenue, Gap,
                              Polo/Ralph Lauren, among others.

PROPERTY MANAGEMENT:          Prime Retail, Inc.

CURRENT OCCUPANCY (3/01/99):  96%

UNDERWRITTEN NET CASH FLOW:   $7,361,978

APPRAISED VALUE:              $86,400,000

APPRAISAL DATE:               January 30, 1999

CUT-OFF DATE LOAN/SF:         $117.92

CUT-OFF DATE LTV:             72.770%

ARD BALLOON LTV:              63.59%

UWNCF DSCR:                   1.36x
-------------------------------------------------------------------------------

THREE LARGEST TENANTS
---------------------

-------------------------------------------------------------------------------
                          SQUARE           PERCENTAGE OF          DATE OF
     TENANT           FOOTAGE LEASED   TOTAL LEASEABLE AREA   LEASE EXPIRATION
-------------------------------------------------------------------------------
Linens N' Things          27,175               5.10%             09/30/2005
-------------------------------------------------------------------------------
Marshall's                27,000               5.06%             11/30/2000
-------------------------------------------------------------------------------
Off 5th / Saks
  Fifth Avenue            20,359               3.82%             08/31/2010
-------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                  EQUITY INNS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         LOAN/PARTICIPATION INFORMATION
-------------------------------------------------------------------------------
                               ORIGINAL                CUT-OFF DATE
                               --------                ------------
PRINCIPAL BALANCE
      LOAN:                    $97,020,000             $96,936,290

      PARTICIPATION:           $48,510,000             $48,468,145
      (% OF LOAN)              (50%)                   (50%)

% OF POOL BY UPB:              4.15%

NOTE DATE:                     June 16, 1999

INTEREST RATE:                 8.37%

AMORTIZATION:                  25 years

ARD DATE:                      July 1, 2009

BORROWER/SPONSOR:              Two single purpose, bankruptcy remote entities.

CALL PROTECTION:               Prepayment lockout; U.S. Treasury defeasance.

RELEASE PRICE:                 After the lockout period, Borrowers may
                               partially defease the Loan to obtain the release of an individual property. To release a property, the Borrowers must defease 125% of the loan amount originally allocated to the property. Further, the UWDSCR for the remaining properties must be greater than or equal to 1.90x.

CROSS-COLLATERALIZATION/       Yes/Yes.
DEFAULT:

ADDITIONAL FINANCING:          None.

CASH MANAGEMENT:               Hard Lockbox.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Portfolio

PROPERTY TYPE:                 Lodging

THE COLLATERAL:                5 AmeriSuites, 3 Homewood Suites, 6
                               Hampton Inns and 5 Residence Inns
                               lodging properties containing a total of 2,453 rooms and located in 13 states.
                               Each of the properties is leased to and
                               managed by an affiliate of either Prime
                               Hospitality Corp. or Interstate Hotels
                               Management, Inc.

SUBSTITUTION:                  The Borrowers may substitute "like-kind"
                               collateral without penalty after the
                               prepayment lockout period. Substitution is limited to $25 million in collateral value per substitution and $50 million in the aggregate. Any substitution is also subject to maintenance of a minimum
                               LTV of 55% and receipt of confirmation
                               from the Rating Agencies that such
                               substitution will not effect the ratings for any Class.

LESSEES: Five of the properties are leased by an affiliate of Prime Hospitality Corp., an owner, manager and franchisor of hotels. The Prime affiliate manages each of the five properties.

                               The remaining 14 properties are leased by affiliates of Interstate Hotels Management, Inc., a publicly traded company (NASDAQ:
                               IHCO). The Interstate affiliates manage all but three of the properties, which are managed under contract by a third party.

UNDERWRITTEN NET CASH
FLOW LOAN/PARTICIPATION:       $17,808,512 / $8,904,256

APPRAISED VALUE
LOAN/PARTICIPATION:            $196,800,000 / $98,400,000

APPRAISAL DATE:                April 1, 1999

CUT-OFF DATE LOAN/ROOM         $39,518 / $19,759
LOAN/PARTICIPATION:

CUT-OFF DATE LTV:              49.26%

BALLOON LTV:                   40.31%

UWNCF DSCR:                    1.90x
-------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                  EQUITY INNS
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             COLLATERAL DETAILS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           ALLOCATED CUT-OFF DATE    ALLOCATED CUT-OFF   CUT-OFF
    PROPERTY          CITY              STATE        # UNITS    LESSEE      PARTICIPATION AMOUNT     DATE LOAN AMOUNT      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Residence Inn      Portland           Oregon           168    Interstate       $5,290,544.85            $10,581,089.70    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Residence Inn      Princeton          New Jersey       208    Interstate       $4,980,805.68             $9,961,611.36    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Homewood Suites    Phoenix            Arizona          124    Interstate       $3,562,000.45             $7,124,000.90    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Residence Inn      Eagan              Minnesota        120    Interstate       $3,247,265.49             $6,494,530.98    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Amerisuites        Glen Allen         Virginia         126      Prime          $2,702,724.05             $5,405,448.10    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Residence Inn      Tucson             Arizona          128    Interstate       $2,662,757.70             $5,325,515.40    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Hampton Inn        Memphis            Tennessee        126    Interstate       $2,373,001.70             $4,746,003.40    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Residence Inn      Tinton Falls       New Jersey        96    Interstate       $2,348,022.74             $4,696,045.48    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Amerisuites        Columbus           Ohio             126      Prime          $2,323,043.77             $4,646,087.54    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Hampton Inn        Northville         Michigan         125    Interstate       $2,218,132.12             $4,436,264.24    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Hampton Inn        Overland Park      Kansas           134    Interstate       $2,203,144.74             $4,406,289.48    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Homewood Suites    San Antonio        Texas            123    Interstate       $2,068,258.33             $4,136,516.66    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Hampton Inn        Morgantown         West Virginia    108    Interstate       $2,023,296.19             $4,046,592.38    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Amerisuites        Indianapolis       Indiana          126      Prime          $1,918,384.53             $3,836,769.06    43.11%
-----------------------------------------------------------------------------------------------------------------------------------
Hampton Inn        Kansas City        Missouri         120    Interstate       $1,808,477.09             $3,616,954.18    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Amerisuites        Overland Park      Kansas           126      Prime          $1,793,489.71             $3,586,979.42    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Amerisuites        Memphis            Tennessee        128      Prime          $1,728,544.40             $3,457,088.80    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Homewood Suites    Sharonville        Ohio             111    Interstate       $1,658,603.30             $3,317,206.60    49.55%
-----------------------------------------------------------------------------------------------------------------------------------
Hampton Inn        Richardson         Texas            130    Interstate       $1,558,687.43             $3,117,374.86    49.55%
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

-------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                           ONE COLORADO RETAIL-OFFICE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------
                              ORIGINAL                CUT-OFF DATE
                              --------                ------------
PRINCIPAL BALANCE (A):        $42,670,000             $42,649,122

% OF POOL BY UPB              3.65%

NOTE DATE:                    June 17, 1999

INTEREST RATE:                8.29%

AMORTIZATION:                 30 years

ARD DATE:                     May 10, 2009

BORROWER/SPONSOR:             The Borrower is a single purpose, bankruptcy
                              remote entity.

CALL PROTECTION:              Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

MEZZANINE LOAN:               There is a $4.13 million mezzanine loan made
                              by GMAC Commercial Mortgage to the Borrower.
                              The mezzanine loan is secured by a pledge of the membership interests in the Borrower.

CASH MANAGEMENT: Hard Lockbox in place converting to a Soft Lockbox once the Mezzanine Loan has be repaid in full. The Soft Lockbox will revert to a Hard Lockbox at the ARD Date or upon an Event of Default.

MONTHLY RESERVES:             TI/LC - $22,850
                              Replacement - $2,313
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Anchored Retail

LOCATION:                     Pasadena, California

YEAR(S) BUILT / RENOVATED:    1890-1930 / 1991-1992

THE COLLATERAL:               An outdoor retail shopping, office and
                              entertainment complex located in the Old
                              Town district of Pasadena, CA.  The
                              buildings in the complex were originally constructed during the 1890's and
                              1920's, and all subsequently underwent
                              comprehensive structural and seismic
                              upgrades.  The complex contains 277,536
                              of net rentable square feet, with major
                              tenants including The Gap, Banana
                              Republic, Armani Exchange, and AMC
                              Theatres. In addition to the retail and office space, the collateral also includes a parking garage.

PROPERTY MANAGEMENT:          An affiliate of the Borrower

CURRENT OCCUPANCY (5/17/99):  91%

UNDERWRITTEN NET CASH FLOW:   $4,887,329

APPRAISED VALUE:              $59,000,000

APPRAISAL DATE:               June 10, 1999

CUT-OFF DATE LOAN/SF:         $153.67

CUT-OFF DATE LTV:             72.29%

BALLOON LTV:                  63.98%

UWNCF DSCR:                   1.25x
-------------------------------------------------------------------------------

THREE LARGEST TENANTS
---------------------

-------------------------------------------------------------------------------
                        SQUARE            PERCENTAGE OF            DATE OF
   TENANT           FOOTAGE LEASED    TOTAL LEASEABLE AREA     LEASE EXPIRATION
-------------------------------------------------------------------------------
AMC Theaters            47,883               17.25%               11/19/2006
-------------------------------------------------------------------------------
Crate & Barrel          26,839                9.67%               01/31/2009
-------------------------------------------------------------------------------
The Gap                 15,279                5.51%               11/30/2007
-------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             COMERICA BANK BUILDING
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------
                              ORIGINAL                CUT-OFF DATE
                              --------                ------------
PRINCIPAL BALANCE (A):        $34,000,000             $33,660,567

% OF POOL BY UPB              2.88

NOTE DATE:                    April 30, 1999

INTEREST RATE:                7.55%

AMORTIZATION:                 30 years

MATURITY DATE:                May 1, 2008

BORROWER/SPONSOR:             Macanan Investments, LP, a special purpose entity
                              whose principals directly manage the subject.

CALL PROTECTION:              Prepayment lockout; Greater of 1% or Yield
                              Maintenance.

CROSS-COLLATERALIZATION/      No/No
DEFAULT:

MEZZANINE LOAN:               There is a $4.2 million mezzanine loan made
                              by German American Capital Corporation to the principals of the Borrower and Vanderson
                              Construction, Inc. The mezzanine loan is secured by a pledge of partnership interests in the Borrower and a pledge of shareholder interests in the general partner of the Borrower.

CASH MANAGEMENT:              Hard Lockbox in place.

MONTHLY RESERVES:             TI/LC - $29,214
                              Replacement - $3,662
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

LOCATION:                     San Jose, California

YEAR BUILT:                   1983

THE COLLATERAL:               A twelve-story, 213,575 square foot
                              office tower with an attached parking
                              garage located in San Jose, California.
                              The two largest tenants are Comerica
                              Bank and the State of California, with
                              the 29 remaining tenants reflecting a
                              diverse mix of professional, service,
                              and technology-oriented businesses.  In
                              addition to the office building, the
                              collateral also includes a parking
                              garage.

PROPERTY MANAGEMENT:          Macanan Marketing, Inc., an affiliate of
                              the Borrower.

CURRENT OCCUPANCY (4/30/99):  99%

UNDERWRITTEN NET CASH FLOW:   $4,103,369

APPRAISED VALUE:              $51,600,000

APPRAISAL DATE:               April 29, 1999

CUT-OFF DATE LOAN/SF:         $157.61

CUT-OFF DATE LTV:             65.23%

BALLOON LTV:                  58.31%

UWNCF DSCR:                   1.43x
-------------------------------------------------------------------------------

THREE LARGEST TENANTS
---------------------

-------------------------------------------------------------------------------
                           SQUARE           PERCENTAGE OF          DATE OF
       TENANT          FOOTAGE LEASED   TOTAL LEASEABLE AREA   LEASE EXPIRATION
-------------------------------------------------------------------------------
Comerica Bank              43,213              20.23%             01/31/2003
-------------------------------------------------------------------------------
State of California        32,424              15.18%             09/30/2011
-------------------------------------------------------------------------------
Ferrari, Olsen and
  Ottoboni                 14,924               6.99%             03/31/2002
-------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.